UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2011 (April 1, 2011)

GateHouse Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33091	36-4197635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 WillowBrook Office Park, Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 598-0030

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2011, an Agency Succession and Amendment Agreement, dated as of March 30, 2011 (the “Agreement”), was entered into by and among GateHouse Media Holdco, Inc. (“Holdco”), GateHouse Media Operating, Inc. (the “Subsidiary”), GateHouse Media Massachusetts I, Inc. (“GateHouse I”), GateHouse Media Massachusetts II, Inc. (“GateHouse II”), ENHE Acquisition, LLC. (“ENHE”), the subsidiaries of Holdco party to the Agreement, the Required Lenders party to the Agreement, Wells Fargo Bank, N.A. (“Wells Fargo”), successor-by-merger to Wachovia Bank, National Association, as the resigning Administrative Agent and Control Agent (the “Existing Agent”) and Gleacher Products Corp. (“Gleacher”) as successor Administrative Agent and Control Agent (the “Successor Agent”). The Agreement amends the Amended and Restated Credit Agreement, dated as of February 27, 2007, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of May 7, 2007, and the Second Amendment to Amended and Restated Credit Agreement, dated as of February 3, 2009 (together, the “Credit Agreement”), by and among Holdco, the Subsidiary, GateHouse I, GateHouse II, ENHE, each of those domestic subsidiaries of Holdco identified as a “Guarantor” on the signature pages of the Credit Agreement, and Existing Agent for the lenders. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

Pursuant to the Agreement: (i) the Existing Agent resigned as Administrative Agent and Control Agent as provided under Section 8.9 of the Credit Agreement; (ii) the Required Lenders appointed Gleacher as Successor Agent under the Credit Agreement; (iii) the Credit Parties and the Required Lenders waived any notice requirement provided for under Section 8.9 of the Credit Agreement in respect of such resignation or appointment and the requirement in Section 8.9 of the Credit Agreement that the successor agent must be selected from among the Lenders; (iv) the Subsidiary consented to the appointment of the Successor Agent; and (v) Gleacher accepted its appointment as Successor Agent. In addition, the Agreement effected certain amendments to the Credit Agreement that provide the lenders holding a majority of the outstanding term loans and loan commitments under the Credit Agreement (x) the right, in their discretion, to remove the Administrative Agent and (y) the right to make certain decisions and exercise certain powers under the Credit Agreement that had previously been within the discretion of the Administrative Agent.

The Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1 and the above description of the Agreement is qualified in its entirety by reference thereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Agency Succession and Amendment Agreement, dated as of March 30, 2011 by and among GateHouse Media Holdco, Inc., GateHouse Media Operating, Inc., GateHouse Media Massachusetts I, Inc., GateHouse Media Massachusetts II, Inc., ENHE Acquisition, LLC, each of those domestic subsidiaries of Holdco identified as a “Guarantor” on the signature pages of the Credit Agreement, Wells Fargo Bank, N.A., successor-by-merger to Wachovia Bank, National Association, as the resigning Administrative Agent, and the Successor Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATEHOUSE MEDIA, INC.

/s/ MICHAEL E. REED
Michael E. Reed
Chief Executive Officer

Date: April 7, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Agency Succession and Amendment Agreement, dated as of March 30, 2011 by and among GateHouse Media Holdco, Inc., GateHouse Media Operating, Inc., GateHouse Media Massachusetts I, Inc., GateHouse Media Massachusetts II, Inc., ENHE Acquisition, LLC, each of those domestic subsidiaries of Holdco identified as a “Guarantor” on the signature pages of the Credit Agreement, Wells Fargo Bank, N.A., successor-by-merger to Wachovia Bank, National Association, as the resigning Administrative Agent, and the Successor Agent.